Exhibit 99.1

Avenue Therapeutics Enters into Exclusive Worldwide License Agreement for ATX-04 for the Treatment of Pompe Disease

ATX-04 is a selective β2-adrenergic agonist with human proof-of-concept data demonstrating improved muscle function and enhanced response to enzyme replacement therapy

MIAMI, February 23, 2026 – Avenue Therapeutics, Inc. (OTC: ATXI) (“Avenue” or the “Company”), a specialty pharmaceutical company focused on the development and commercialization of therapies for rare and neurologic diseases, today announced that it has entered into an exclusive worldwide license agreement with Duke University for patents and know-how pertaining to ATX-04 (clenbuterol), a well-characterized small-molecule β2-adrenergic agonist, in clinical development for the treatment of Pompe disease.

Pompe disease is a rare, inherited lysosomal storage disorder caused by deficiency of the enzyme acid α-glucosidase (GAA), resulting in progressive skeletal and respiratory muscle weakness. The disease presents across a wide clinical spectrum, from severe infantile-onset to later onset forms marked by progressive muscle weakness and respiratory failure, and remains associated with significant morbidity despite available enzyme replacement therapies (ERT).

Clenbuterol is a clinically validated, orally administered selective β2-adrenergic agonist with regulatory approvals outside the United States for the treatment of respiratory diseases. The drug has well-established anabolic effects on skeletal muscle, resulting in increased protein synthesis and muscle fiber size. In addition, clenbuterol enhances lysosomal biogenesis and intracellular trafficking of GAA, the enzyme deficient in Pompe disease, leading to reduced glycogen accumulation in muscle tissue.

A clinical study conducted at Duke University in patients with Pompe disease on baseline ERT, led by Principal Investigator Dwight D. Koeberl, M.D., Ph.D., demonstrated that ATX-04 was associated with meaningful improvements across multiple clinically and biologically relevant domains. Treatment with ATX-04 resulted in improvements in six-minute walk distance, reflecting enhanced functional capacity, as well as increased respiratory muscle strength, including maximal inspiratory pressure. ATX-04 was also associated with reductions in muscle glycogen burden assessed by biopsy, increased GAA activity with improved intracellular trafficking, and broad normalization of disease-relevant gene expression. The therapy was generally well tolerated with chronic, titrated dosing. Collectively, these findings support ATX-04’s possible use as a mechanistic potentiator of ERT.

“ATX-04 represents an asset with a favorable risk profile, supported by compelling human clinical data generated at Duke demonstrating functional, biochemical, and molecular benefit in Pompe disease,” said Alexandra MacLean, M.D., Chief Executive Officer of Avenue Therapeutics. “This license allows us to advance a differentiated, mechanism-based therapy with the potential to meaningfully enhance outcomes for patients receiving standard-of-care ERT.”

Avenue plans to advance ATX-04 through a late-stage clinical development program leveraging existing human safety and efficacy data from other jurisdictions, with an initial focus on treating Pompe disease as an adjunct to ERT with the potential to expand into other related indications.

Under the terms of the license, Duke University has granted Avenue an exclusive, worldwide license to develop and commercialize products covered by Duke’s patents and related know-how, including ATX-04 (clenbuterol) for Pompe disease, with the potential to expand into other designated neuromuscular indications. Avenue will also assume control of Duke’s existing clinical and regulatory assets for ATX-04, including the investigational new drug (IND) application and the U.S. Food and Drug Administration (FDA) orphan drug designation for Pompe disease. Duke University will receive an upfront payment, as well as potential development, regulatory and commercial milestone payments, plus royalties on net sales.

About Avenue Therapeutics

Avenue Therapeutics, Inc. (OTC: ATXI) is a specialty pharmaceutical company focused on the development and commercialization of therapies for the treatment of rare and neurologic diseases. Avenue is headquartered in Miami, FL and was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). For more information, visit www.avenuetx.com.

Forward-Looking Statements

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Contact:

Jaclyn Jaffe

Avenue Therapeutics, Inc.

(781) 652-4500

ir@avenuetx.com